UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 30, 2006

Oneida Financial Corp.
(Exact name of registrant as specified in its charter)

Federal	000-25101	16-1561678
(State or other jurisdiction	(SEC File Number)	(I.R.S. Employer
of incorporation)		Identification No.)

182 Main Street, Oneida, New York	13421-1676
(Address of Principal Executive Offices)	(Zip Code)

182 Main Street, Oneida, New York 13421-1676
(Address of principal executive offices)

Registrant’s telephone number, including area code: (315) 363-2000

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provision:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02  Results of Operations and Financial Condition

On January 27, 2006, Oneida Financial Corp. issued a press release disclosing annual and fourth quarter 2005 financial results. A copy of the press release is included as exhibit 99.1 to this report.

The information in Item 2.02 to this Form 8-K and Exhibit 99.1 in accordance with general instruction B.2 of Form 8-K, is being furnished and shall not be deemed filed for purposes of Section 18 of the Securities Exchange Act of 1934, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Securities Exchange Act of 1934, except shall be expressly set forth by specific reference in such filing.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

Oneida Financial Corp.

DATE: January 31, 2006	By:	/s/ Michael R. Kallet
Michael R. Kallet
President and Chief Executive Officer

EXHIBIT INDEX

99.1	News release dated January 27, 2006 announcing three months and twelve months ending December 31, 2005 earnings.